LVEM-SUMSUP-1&2 043015

Summary Prospectus Supplement dated April 30, 2015

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Low Volatility Emerging Markets Fund

The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the summary prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Michael Abata	Portfolio Manager	2013
Uwe Draeger	Portfolio Manager	2013
Nils Huter	Portfolio Manager	2013
Charles Ko	Portfolio Manager	2013
Jens Langewand	Portfolio Manager	2013
Andrew Waisburd	Portfolio Manager	2013”

LVEM-SUMSUP-1&2 043015